    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (As permitted by Rule 14(a)-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

      Kaiser Aluminum & Chemical Corporation
------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

      Kaiser Aluminum & Chemical Corporation
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         ---------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------

         3) Filing party:

         ---------------------------------------------------

         4) Date filed:

         ---------------------------------------------------
and the date of its filing.

     (1)  Amount Previously Paid:

         -------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------
     (3)  Filing Party:

         -------------------------------------------------
     (4)  Date Filed:

         -------------------------------------------------

                     Kaiser Aluminum & Chemical Corporation








                                                                 April 29, 1999


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Kaiser Aluminum & Chemical Corporation (the "Company") to be held at 9:00 a.m. on Tuesday, June 8, 1999, at The Power Center, 12401 South Post Oak, Houston, Texas.

         At the Annual Meeting, the holders of the Company's Common Stock, par value $.331/3 per share ("Common Stock"), Cumulative (1985 Series A) Preference Stock and Cumulative (1985 Series B) Preference Stock as of the close of business on April 16, 1999 (all such holders being collectively referred to as the "Stockholders") will consider and vote, as a single class, (i) in the election of directors, and (ii) upon such other business as may properly be presented to the Annual Meeting or any adjournments or postponements thereof.

         Each Stockholder is entitled to receive notice of and to vote at the Annual Meeting and is urged to attend. Whether or not you intend to be present at the Annual Meeting, we urge you to complete, date, sign and promptly return the enclosed proxy card.

         We look forward to seeing as many of you as possible at the Annual Meeting.


GEORGE T. HAYMAKER, JR.                      RAYMOND J. MILCHOVICH
  Chairman of the Board and                    President and Chief Operating
    Chief Executive Officer                     Officer

                     KAISER ALUMINUM & CHEMICAL CORPORATION
                              6177 SUNOL BOULEVARD
                          PLEASANTON, CALIFORNIA 94566




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 1999


         The Annual Meeting of Stockholders (the "Annual Meeting") of Kaiser Aluminum & Chemical Corporation (the "Company") will be held at The Power Center, 12401 South Post Oak, Houston, Texas, on Tuesday, June 8, 1999, at 9:00 a.m., Houston time, for the following purposes:

         1. To elect six (6) directors to hold office until the Company's 2000 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

         2. To consider and transact such other business as may properly be presented to the Annual Meeting or any adjournments or postponements thereof.

         Holders of record of the Company's Common Stock, par value $.331/3 per share (the "Common Stock"), Cumulative (1985 Series A) Preference Stock and Cumulative (1985 Series B) Preference Stock as of the close of business on April 16, 1999 (all such holders being collectively referred to as the "Stockholders") are entitled to notice of and to vote at the Annual Meeting. Stockholder lists will be available commencing May 28, 1999, and may be inspected for purposes germane to the Annual Meeting during normal business hours prior to the Annual Meeting at the offices of the Company, 5847 San Felipe, Suite 2600, Houston, Texas.

                                          By Order of the Board of Directors



                                          JOHN WM. NIEMAND II
                                          Secretary
April 29, 1999






                                   IMPORTANT

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ANY STOCKHOLDER WHO ATTENDS THE ANNUAL MEETING MAY VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES DESCRIBED IN THE ATTACHED PROXY STATEMENT. IN THAT EVENT, YOUR PROXY WILL NOT BE USED.

                     KAISER ALUMINUM & CHEMICAL CORPORATION
                              6177 SUNOL BOULEVARD
                          PLEASANTON, CALIFORNIA 94566


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 1999

         This proxy statement (the "Proxy Statement") is furnished to Stockholders (as defined below) in connection with the solicitation of proxies on behalf of the Board of Directors of Kaiser Aluminum & Chemical Corporation (the "Company"), a Delaware corporation, to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 8, 1999, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are located at 6177 Sunol Boulevard, Pleasanton, California 94566, telephone (925) 462-1122.

         This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the accompanying proxy card are being mailed, commencing on or about May 7, 1999, to the record holders as of the close of business on April 16, 1999, of the Company's Common Stock, par value $.331/3 per share (the "Common Stock"), Cumulative (1985 Series A) Preference Stock ("1985 Series A Stock"), and Cumulative (1985 Series B) Preference Stock ("1985 Series B Stock") (all such holders being collectively referred to as the "Stockholders"). The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, is being mailed to Stockholders together with, but is not part of, this Proxy Statement and other proxy materials.

         The Company's Common Stock is 100% owned by Kaiser Aluminum Corporation ("KAC"). There is no established public trading market for the Common Stock. The holders of record of approximately 84.2% of the 1985 Series A Stock and approximately 35.3% of the 1985 Series B Stock are the trustees under the Trust Agreement of the Company's USWA Employee Stock Ownership Plan and the Trust Agreement of the Company's Salaried Employee Stock Ownership Plan, respectively. The trustees have agreed to vote the shares of the 1985 Series A Stock and 1985 Series B Stock held by them as directed by the beneficial owners of such shares, or with respect to shares of such stock as to which no voting instructions are received, in the same proportions as the shares as to which instructions are received are voted. As of April 16, 1999, there were 46,171,365 shares of Common Stock, 352,613 shares of 1985 Series A Stock and 42,156 shares of Series B Stock outstanding. Holders of shares of Common Stock, 1985 Series A Stock and 1985 Series B Stock have one vote for each share held of record with respect to any matter to be presented at the Annual Meeting.

         We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and promptly return your proxy card in the enclosed envelope. The persons authorized to act as proxies at the Annual Meeting, individually or jointly, as listed on the proxy card are George
T. Haymaker, Jr., John T. La Duc, E. Bruce Butler and John Wm. Niemand II. You may revoke your proxy at any time prior to its exercise at the Annual Meeting by giving notice to the Company's Secretary, by filing a later-dated proxy or, if you attend the Annual Meeting, by voting your shares in person. Proxies will be voted in accordance with the directions specified thereon or, in the absence of instructions, "FOR" the election of the directors as set forth in this Proxy Statement.

         All Stockholders, or their duly appointed proxies, may attend the Annual Meeting. Seating, however, is limited. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration is expected to begin at 8:00 a.m., and seating is expected to be available at that time. Cameras, recording equipment, communication devices or other similar equipment will not be permitted in the meeting room without the prior written consent of the Company. In addition, posters, placards and other signs and materials may not be displayed in the meeting room. The Annual Meeting will be conducted in accordance with certain rules and procedures established by the Company. These rules and procedures will be announced or otherwise made available at the Annual Meeting.

         PLEASE NOTE THAT IF YOU HOLD YOUR SHARES IN "STREET NAME" (THAT IS, THROUGH A BROKER, BANK OR OTHER NOMINEE), YOU WILL NEED TO BRING A COPY OF A BROKERAGE OR SIMILAR STATEMENT REFLECTING YOUR STOCK OWNERSHIP AS OF THE RECORD DATE. ALL STOCKHOLDERS, OR THEIR DULY APPOINTED PROXIES, WILL BE REQUIRED TO CHECK IN AT THE REGISTRATION DESK PRIOR TO THE ANNUAL MEETING. IN ADDITION, ALL STOCKHOLDERS, REGARDLESS OF THEIR FORM OF OWNERSHIP, AND ALL PROXIES WILL ALSO BE REQUIRED TO VERIFY THEIR IDENTITY WITH A DRIVER'S LICENSE OR OTHER APPROPRIATE IDENTIFICATION BEARING A PHOTOGRAPH.

         The presence, in person or by proxy, of the holders of shares of the Company's capital stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, abstentions and broker non-votes (i.e., shares held in street name as to which the broker, bank or other nominee has no discretionary power to vote on a particular matter, has received no instructions from the persons entitled to vote such shares, and has appropriately advised the Company that it lacks voting authority) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be treated as shares present and entitled to vote at the Annual Meeting (and not counted in the vote totals) with respect to such matters on which the broker could not vote. A plurality of the votes present, in person or by proxy, is necessary for the election of directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome. Abstentions may not be specified in the election of directors.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM OR HER TO VOTE THE PROXY CARD AS SOON AS POSSIBLE. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE, YOU MUST SECURE A PROXY FROM SUCH NOMINEE ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                             ELECTION OF DIRECTORS

         At the Annual Meeting, six directors will be elected by the Stockholders to serve until the 2000 Annual Meeting or until their respective successors are duly elected and qualified. The six nominees receiving the highest number of votes will be elected.

         The six persons nominated for election to the Board of Directors at the Annual Meeting are Robert J. Cruikshank, George T. Haymaker, Jr., Charles
E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods. Messrs. Cruikshank, Haymaker, Hurwitz and Levin are currently members of the Board of Directors. See, "Executive Officers and Directors" and "Principal Stockholders" for information concerning each of the nominees, including their business experience during the past five years and the number of shares of the Company's capital stock owned beneficially by each of them as of April 16, 1999. Each of the nominees has consented to serve as a member of the Board of Directors if elected.

         The persons named in the proxies will vote the shares represented thereby for the election of the foregoing named nominees except where authority has been withheld as to a particular nominee or as to all such nominees. Should any nominee decline or be unable to serve as a director of the Company, which is not anticipated, the persons named in the proxies will vote for the election of such other person as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL SUCH NOMINEES.


                                 OTHER BUSINESS

         Neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matter referred to in the Notice of Annual Meeting of Stockholders and this Proxy Statement. Nonetheless, if any other business should properly come before the Annual Meeting, or any adjournments or postponements thereof, the persons named on the enclosed proxy card will vote on such matters according to their best judgment.


                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company (sometimes referred to herein as the "Board") held eight meetings and acted by written consent on six occasions during 1998. In addition, management confers frequently with its directors on an informal basis to discuss Company affairs. During 1998, no director attended fewer than 75% of the aggregate of the meetings of the Board and all committees of the Board on which he served.

         The Board currently has four standing committees. These committees consist of the Executive, Audit, Compensation Policy, and Section 162(m) Compensation Committees.

         The Executive Committee meets on call and has authority to act on most matters during the intervals between meetings of the entire Board. The current members are Messrs. Haymaker and Hurwitz (Chairman). The Executive Committee, which did not meet during 1998, acted by written consent eight times.

         The current members of the Audit Committee are Messrs. Levin, Marcus (Chairman) and Petris. The Audit Committee meets with appropriate Company financial and legal personnel, internal auditors and independent public accountants and reviews the internal controls of the Company and the objectivity and appropriateness of its financial reporting. The Audit Committee also recommends to the Board the appointment and retention of the independent public accountants to serve as auditors in examining the corporate accounts of the Company and has the authority to supervise and direct the financial reporting, affairs, policies and procedures of the Company, limited only by restrictions imposed by applicable law, rule or regulation. The independent public accountants periodically meet privately with the Audit Committee and have access to the Audit Committee at any time. The Audit Committee met two times during 1998.

         The Compensation Policy Committee (the "Policy Committee") reviews and approves proposals concerning or relating to the establishment or change of benefits plans, material amendments to any existing benefit plan, salaries or other compensation, except to the extent that (i) such authority has been delegated by the Board to the Section 162(m) Compensation Committee (the "Section 162(m) Committee") or designated officers, or (ii) such plans are governed by the Board or a subsidiary's board of directors or covered by a collective bargaining arrangement or other agreement. Notwithstanding the foregoing, the Policy Committee also supervises plan committees other than the
Section 162(m) Committee and may delegate the administration and investment decisions concerning plans to committees established for those purposes. Messrs. Cruikshank, Levin (Chairman) and Marcus currently serve as members of the Policy Committee. The Policy Committee, which met 30 times during 1998, did not act by written consent during 1998.

         The Section 162(m) Committee administers and approves amendments to the Company's plans or programs which are intended to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). The Section 162(m) Committee also establishes the criteria to be used in determining awards to be made pursuant to such plans and programs. Messrs. Cruikshank and Marcus (Chairman) currently serve as members of the Section 162(m) Committee. The Section 162(m) Committee, which met 30 times during 1998, did not act by written consent during 1998.

         The Board does not have a standing nominating committee nor does it have any committee performing a similar function.

DIRECTOR COMPENSATION

         Each of the directors who was not an employee of the Company, KAC, or KAC's parent, MAXXAM Inc. ("MAXXAM"), received a base fee of $40,000 for 1998, $10,000 of which was paid in the form of an option to purchase shares of KAC Common Stock as more fully described below. Non-employee directors of the Company who were also non-employee directors of MAXXAM received director or committee fees for serving as a director of the Company and/or KAC in addition to the fees received from MAXXAM. In addition, the Chairman of each of the committees was paid a fee of $3,000 per year for services as Chairman. All committee members also received a fee of $1,500 per day per committee meeting held in person on a date other than a Board meeting date and $500 per formal telephonic committee meeting. In respect of 1998, Messrs. Cruikshank, Levin, Marcus and Petris received an aggregate of $20,000, $20,500, $23,000 and $2,500, respectively, in such committee fees from the Company and KAC in the form of cash payments.

         Non-employee directors are also eligible to participate in the Kaiser 1997 Omnibus Stock Incentive Plan (the "1997 Omnibus Plan") and a program pursuant to which each non-employee director of the Company is eligible to receive an option to purchase KAC Common Stock at the average of the high and low market price of the KAC Common Stock on the day of the grant. In each instance the grant is intended to have a value of $10,000, and the number of shares covered by the options is determined using a modified Black-Scholes option pricing method. The program provides for such options to be granted annually at the Company's regularly scheduled meeting of the Board in December. Each option becomes exercisable as to all of the shares covered by the option one year from the date of the grant. On December 8, 1998, Messrs. Cruikshank, Levin, Marcus and Petris each received options under the program to purchase 2,439 shares of KAC Common Stock at an exercise price of $6.125 per share.

         The Company also has a program pursuant to which a one-time grant of an option to purchase KAC Common Stock is made to each new non-employee director of the Company based on the market price of such stock on the day of the grant. In each instance the grant is to have a value of $10,000, and the number of shares covered by the option is to be determined using a modified Black-Scholes option pricing method. Each option becomes exercisable as to all of the shares covered by the option one year from the date of the grant. No options were granted under this program in 1998.

         KAC has adopted programs identical to the programs described in the two preceding paragraphs, and each of the Company and KAC has expressed its intention that the programs not be deemed to duplicate benefits with respect to individuals who serve as a director of both the Company and KAC.

         The Company and KAC also have a deferred compensation program in which all non-employee directors are eligible to participate. By executing a deferred fee agreement, a non-employee director may defer all or part of the fees from the Company and KAC for services in such capacity for any calendar year. The deferred fees are credited to a book account as of the date such fees would have been paid to the director and are deemed "invested", in 25% increments, in two investment choices: in phantom shares of KAC Common Stock and/or in an account bearing interest calculated using one-twelfth of the sum of the prime rate plus 2% on the first day of each month. If deferred, fees, including all earnings credited to the book account, are paid in cash to the director or beneficiary as soon as practicable following the date the director ceases for any reason to be a member of the Board, either in a lump sum or in a specified number of annual installments not to exceed ten, at the director's election.

         Subject to the approval of the Chairman of the Board, directors may also be paid additional ad hoc fees for extraordinary services in the amount of $750 per one-half day or $1,500 per day. Directors are reimbursed for travel and other disbursements relating to Board and committee meetings and non-employee directors are provided travel accident insurance in respect of Company-related business travel.

         Fees to directors who are also employees of the Company or MAXXAM are deemed to be included in their salary. Directors of the Company were also directors of KAC and received the foregoing compensation for acting in both capacities.

                        EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information, as of April 16, 1999, with respect to the executive officers, directors and nominees for director of the Company. All officers and directors hold office until their respective successors are elected and qualified or until their earlier resignation or removal.


               NAME                                            POSITIONS AND OFFICES WITH THE COMPANY
---------------------------------             --------------------------------------------------------------------
George T. Haymaker, Jr.                       Chairman of the Board, Chief Executive Officer and Director
Raymond J. Milchovich                         President and Chief Operating Officer
John T. La Duc                                Executive Vice President and Chief Financial Officer
Joseph A. Bonn                                Vice President, Planning and Development
E. Bruce Butler                               Vice President and General Counsel
Robert E. Cole                                Vice President, Government Affairs
Wayne R. Hale                                 Vice President, and President of Kaiser Primary Products
Jack A. Hockema                               Vice President, and President of Kaiser Engineered Products
W. Scott Lamb                                 Vice President, Investor Relations and Corporate Communications
Daniel D. Maddox                              Vice President and Controller
Keith T. Milne                                Vice President, Corporate Development
Ronald L. Reman                               Vice President, Taxes
Geoffrey W. Smith                             Vice President, and President of Kaiser Alumina
Karen A. Twitchell                            Vice President and Treasurer
Kris S. Vasan                                 Vice President, Financial Risk Management
John H. Walker                                Vice President, and President of Kaiser Flat-Rolled Products
John Wm. Niemand II                           Secretary
Charles E. Hurwitz                            Vice Chairman of the Board and Director
Robert J. Cruikshank                          Director
Ezra G. Levin                                 Director
Robert Marcus                                 Director
Robert J. Petris                              Director
James D. Woods                                --


         George T. Haymaker, Jr. Mr. Haymaker, age 61, was elected to the positions of Chairman of the Board and Chief Executive Officer of the Company and KAC effective January 1, 1994 and served as President of the Company and KAC from June 1996 and May 1996, respectively, through July 1997. From May 1993 to December 1993, Mr. Haymaker served as President and Chief Operating Officer of the Company and KAC. Mr. Haymaker became a director of the Company in June 1993, and a director of KAC in May 1993. From 1987 to April 1993, Mr. Haymaker was a partner in a partnership which acquired, redirected and operated small to medium sized companies in the metals industry. Since July 1987, Mr. Haymaker has been a director, and from February 1992 through March 1993 was President, of Midamerica Holdings (formerly Metalmark Corporation), which is in the business of semi-fabrication of aluminum extrusions. From May 1986 until February 1993, he also served as President of West Coast Sales Corp., which provides management and acquisition services. Mr. Haymaker also served as Chief Executive Officer and a director of Amarlite Architectural Products, Inc., a producer of architectural curtain wall and entrance products, from August 1990 to April 1992 and from April 1989 to February 1993, respectively. He was a director of American Powdered Metals Company, which is engaged in the manufacture of powdered metal components, from August 1988 to March 1993, and Hayken Metals Asia Limited, which represents manufacturers of aluminum and metal products, from January 1988 to April 1993. From 1984 to 1986, Mr. Haymaker served as Executive Vice President--Aluminum Operations of Alumax Inc., responsible for all primary aluminum and semifabricating activities. Mr. Haymaker is also a director of Flowserve Corporation, a provider of valves, pumps and seals.

         Raymond J. Milchovich. Mr. Milchovich, age 49, became President and Chief Operating Officer of the Company and KAC in July 1997. He served as Vice President, President of Kaiser Flat-Rolled Products, of the Company from June 1995 through July 1997, and as a Vice President of KAC from May 1997 through July 1997. From July 1986 to June 1995, Mr. Milchovich served as Divisional Vice President of the Company's flat-rolled products business unit and Works Manager of the Company's Trentwood facility in Spokane, Washington. Mr. Milchovich is a nominee for director of the Company.

         John T. La Duc. Mr. La Duc, age 56, was elected Executive Vice President and Chief Financial Officer of the Company effective July 31, 1998, and of KAC effective September 1, 1998. Mr. La Duc served as Treasurer of the Company from June 1995 until February 1996, and served as Vice President and Chief Financial Officer of the Company from June 1989 and January 1990, respectively. He was also Vice President and Chief Financial Officer of KAC from June 1989 and May 1990, respectively, and was Treasurer of KAC from August 1995 until February 1996 and from January 1993 until April 1993. Since September 1990, Mr. La Duc has served as Senior Vice President of MAXXAM. Mr. La Duc also serves as a Vice President and a director of MAXXAM Group Holdings Inc., a wholly owned subsidiary of MAXXAM and parent of MAXXAM's forest products operations ("MGHI"), as a Vice President and manager on the Board of Managers of Scotia Pacific Company LLC ("Scopac LLC"), a wholly owned subsidiary of MAXXAM engaged in forest product operations and successor by merger in July 1998 to Scotia Pacific Holding Company, and as a director and Vice President of The Pacific Lumber Company, the parent of Scopac LLC ("Pacific Lumber"). He previously served as Chief Financial Officer of MAXXAM from September 1990 until December 1994.

         Joseph A. Bonn. Mr. Bonn, age 55, has been Vice President, Planning and Development of the Company since March 1997, and has been a Vice President of KAC since May 1997. He served as Vice President, Planning and Administration of the Company and KAC from July 1989 and February 1992, respectively, through July 1997 and May 1997, respectively. Mr. Bonn has served as a Vice President of the Company since April 1987 and served as Senior Vice President--Administration of MAXXAM from September 1991 through December 1992. He was also the Company's Director of Strategic Planning from April 1987 until July 1989. From September 1982 to April 1987, Mr. Bonn served as General Manager of various aluminum fabricating divisions.

         E. Bruce Butler. Mr. Butler, age 59, became Vice President and General Counsel of the Company and KAC in March 1997. Prior to becoming Vice President and General Counsel of both companies, Mr. Butler served as Assistant General Counsel -- Kaiser International of the Company from August 1996. Immediately prior to joining the Company and KAC, Mr. Butler practiced in the Los Angeles office of Arter & Hadden. Prior to joining Arter & Hadden, Mr. Butler served as Vice President and General Counsel of Allied Signal Aerospace Company from 1988 to 1994 and International Counsel of Allied Signal, Inc. from 1984 through 1987. From 1971 through 1984, Mr. Butler practiced with Patton, Boggs & Blow, where he became a partner in 1977 and served as the Resident Partner in the firm's London office.

         Robert E. Cole. Mr. Cole, age 52, has been a Vice President of the Company since March 1981. Since September 1990, Mr. Cole also has served as Vice President--Federal Government Affairs of MAXXAM and as a Vice President of Pacific Lumber.

         Wayne R. Hale. Mr. Hale, age 43, became a Vice President of the Company effective November 1997 and President of Kaiser Primary Products effective December 1997. From January 1, 1997, until accepting his current position, Mr. Hale served as the Managing Director of Anglesey Aluminium Limited, a United Kingdom corporation 49% owned by the Company ("Anglesey"), on behalf of Rio Tinto plc, the owner of the 51% interest in Anglesey. Anglesey owns and operates an aluminum smelter and port facility in Holyhead, Wales. Between August 1990 and December 1996, Mr. Hale was employed by the Company and served as Technical Manager and then Operations Manager of the Anglesey smelter before becoming Managing Director of Anglesey in August 1995.

         Jack A. Hockema. Mr. Hockema, age 52, became Vice President of the Company and President of Kaiser Engineered Products in March 1997, and a Vice President of KAC in May 1997. He served as President of Kaiser Extruded Products and Engineered Components from September 1996 to March 1997. Mr. Hockema served as a consultant to the Company and acting President of Kaiser Engineered Components from September 1995 until September 1996. Mr. Hockema was an employee of the Company from 1977 to 1982, working at the Company's Trentwood facility, and serving as plant manager of its former Union City, California, can plant and as operations manager for Kaiser Extruded Products. Mr. Hockema left the Company to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of American Brass Specialty Products until June 1992. From June 1992 until September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry.

         W. Scott Lamb. Mr. Lamb, age 44, was elected Vice President, Investor Relations and Corporate Communications of the Company effective July 31, 1998, and of KAC effective September 1, 1998. Mr. Lamb previously served as Director of Investor Relations and Corporate Communications of the Company and KAC from June 1997 through July 1998. From July 1995 through June 1997, he served as Director of Investor Relations of the Company and KAC and from January 1995 through July 1995, he served as Director of Public Relations of the Company and KAC. From January 1992 through January 1995, Mr. Lamb served as Director of Public Relations of MAXXAM.

         Daniel D. Maddox. Mr. Maddox, age 39, was elected to the position of Vice President and Controller of the Company effective July 31, 1998, and of KAC effective September 1, 1998. He served as Controller, Corporate Consolidation and Reporting of the Company and KAC from October 1, 1997, through July 1998 and September 1998, respectively. Mr. Maddox previously served as Assistant Corporate Controller of the Company from June 1997 to September 1997, and of KAC from May 1997 to September 1997 and as Director--External Reporting of the Company from June 1996 to May 1997. Mr. Maddox was with Arthur Andersen LLP from 1982 until joining the Company in June 1996.

         Keith T. Milne. Mr. Milne, age 44, was elected Vice President, Corporate Development of the Company effective July 31, 1998, and of KAC effective September 1, 1998. Mr. Milne previously served as Vice President, Corporate Development of the Company from September 1997. From September 1995, Mr. Milne served as Vice President, Kaiser Aluminum International of the Company. He previously served as Business Manager of the Company's Primary Aluminum Business Unit from June 1993 until September 1995, and as Assistant Treasurer of the Company from August 1992 until June 1993.

         Ronald L. Reman. Mr. Reman, age 41, was elected Vice President, Taxes of the Company effective July 31, 1998 and of KAC effective September 1, 1998. From September 1992 through September 1998, Mr. Reman served as Assistant Treasurer of the Company and KAC. Mr. Reman has served as Vice President--Taxes of MAXXAM since September 1992. From July 1984 until October 1986, Mr. Reman was a Senior Manager in the Tax Department of the New York office of Price Waterhouse after having served seven years with the New York office of Coopers & Lybrand. Mr. Reman also serves as Vice President--Taxes of MGHI, Pacific Lumber and Scopac LLC.

         Geoffrey W. Smith. Mr. Smith, age 52, has been a Vice President of the Company since January 1992, President of Kaiser Alumina since March 1999, and a Vice President of KAC since May 1997. From June 1996 through March 1999, Mr. Smith served as President of Kaiser Aluminum Commodities of the Company. From June 1995 until June 1996, Mr. Smith served as President of Kaiser Alumina of the Company, and from December 1994 until June 1995, Mr. Smith was General Manager of the Company's alumina business unit. Mr. Smith previously served as Co-General Manager of the Company's alumina business unit from September 1991 through December 1994. From September 1990 to January 1992, Mr. Smith was Divisional Vice President of the Company's alumina business unit. From August 1988 to August 1990, Mr. Smith was Director of Business Development for the alumina business unit, and from 1982 to August 1988, he was Operations/Technical Manager for the Company's Gramercy, Louisiana facility.

         Karen A. Twitchell. Ms. Twitchell, age 43, was elected to the position of Vice President and Treasurer of the Company effective July 31, 1998, and of KAC effective September 1, 1998. She has served as Treasurer of the Company and KAC since February 1996. Prior to that time, Ms. Twitchell was Vice President and Treasurer of Southdown, Inc., a Houston-based company specializing in portland and masonry cement, from April 1994 and Treasurer from 1989.

         Kris S. Vasan. Mr. Vasan, age 49, has been Vice President, Financial Risk Management, of the Company since June 1995. Mr. Vasan previously served as Treasurer of the Company from April 1993 until June 1995 and as Treasurer of KAC from April 1993 until August 1995. Prior to that, Mr. Vasan served the Company and KAC as Corporate Director of Financial Planning and Analysis from June 1990 until April 1993. From October 1987 until June 1990, he served as Associate Director of Financial Planning and Analysis.

         John H. Walker. Mr. Walker, age 41, has been a Vice President of the Company since November 1997, and President of Kaiser Flat-Rolled Products from December 1997. From September 1996 through October 1997, Mr. Walker served as Vice President, Operations of the Company's Flat-Rolled Products business unit and Works Manager of the Company's Trentwood facility in Spokane, Washington. Prior to joining the Company, Mr. Walker spent eight years with Weirton Steel Company, a fully integrated steel producer ("Weirton Steel"). From August 1995 to September 1996, Mr. Walker was the Vice President of Operations for Weirton Steel. From March of 1994 to August 1995, he served as General Manager of Operations for Weirton Steel and prior to that served as the Director of Operating Planning from 1991 to 1994.

         John Wm. Niemand II. Mr. Niemand, age 54, became Secretary of the Company in June 1997 and of KAC in May 1997. He previously served as an Assistant Secretary of the Company and KAC since July 1988. Mr. Niemand served as Senior Corporate Counsel of the Company and KAC from May 1992 through December 1995, and has served as Assistant General Counsel of the Company and KAC since January 1996.

         Charles E. Hurwitz. Mr. Hurwitz, age 58, was appointed Vice Chairman of the Company in December 1994 and has served as a director of the Company and KAC since November and October 1988, respectively. Mr. Hurwitz has also served as a member of the Board of Directors and the Executive Committee of MAXXAM since August 1978 and was elected Chairman of the Board and Chief Executive Officer of MAXXAM in March 1980. From January 1993 to January 1998, he also served MAXXAM as President. Mr. Hurwitz has also been, since its formation in November 1996, Chairman of the Board, President and Chief Executive Officer of MGHI. He has been, since January 1974, Chairman of the Board and Chief Executive Officer of Federated Development Company ("Federated"), a New York business trust primarily engaged in the management of real estate investments and principal stockholder of MAXXAM. Mr. Hurwitz has also served, since May 1993 and October 1995, respectively, as a director and Chairman of the Board of SHRP General Partner, Inc. ("SHRP"), the managing general partner of Sam Houston Race Park, Ltd., a Texas limited partnership which operates a horse racing facility in Texas and in which MAXXAM holds a controlling interest ("SHRP, Ltd.").

         Robert J. Cruikshank. Mr. Cruikshank, age 68, has served as a director of the Company and KAC since January 1994. In addition, he has been a director of MAXXAM since May 1993. Mr. Cruikshank was a Senior Partner in the international public accounting firm of Deloitte & Touche from December 1989 until his retirement in March 1993. Mr. Cruikshank served on the board of directors of Deloitte Haskins & Sells from 1981 to 1985 and as Managing Partner from June 1974 until its merger with Touche Ross & Co. in December 1989. Mr. Cruikshank also serves as a director and on the Compensation Committee of Reliant Energy Incorporated (formerly Houston Industries Incorporated), a public utility holding company with interests in electric and natural gas utilities, coal and transportation businesses; a director of Texas Biotechnology Incorporated; a trust manager of Weingarten Realty Investors; a director of American Residential Services, Inc.; and as advisory director of Compass Bank--Houston.

         Ezra G. Levin. Mr. Levin, age 65, has been a director of the Company since November 1988, of KAC since July 1991, and of MAXXAM since May 1978. Mr. Levin also served as a director of KAC from April 1988 to May 1990. Mr. Levin has served as a director of Pacific Lumber since February 1997, and as a manager on the Board of Managers of Scopac LLC since June 1998. From January 1974 through December 1995, he served as a trustee of Federated. Mr. Levin is a partner in the law firm of Kramer Levin Naftalis & Frankel LLP.

         James D. Woods. Mr. Woods, age 67, is a nominee for director of the Company. Mr. Woods has served as Chairman Emeritus and Consultant for Baker Hughes Incorporated from 1997 to the present, and he was Chairman of the Board and Chief Executive Officer of Baker Hughes Incorporated from 1987 to 1996. Mr. Woods is a director of The Kroger Co.; Varco International, Inc.; Howmet International, Inc.; Wynn's International, Inc.; and OMI Corporation.

                             PRINCIPAL STOCKHOLDERS

           The following tables contain information with respect to persons known to the Company to be the beneficial owners of more than 5% of the Common Stock, the 1985 Series A Stock and the 1985 Series B Stock as of April 16, 1999. Shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting for the securities, the power to dispose of or direct the disposition of the securities, or the right to acquire beneficial ownership within 60 days. As of April 16, 1999, no such shares were beneficially owned by any executive officers, directors or nominees for director of the Company.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS--COMMON STOCK

     NAME AND ADDRESS OF             AMOUNT AND NATURE OF           PERCENT
      BENEFICIAL OWNER               BENEFICIAL OWNERSHIP         OF CLASS(1)
      ----------------               --------------------         -----------
Kaiser Aluminum Corporation           46,171,365 shares               100%
5847 San Felipe, Suite 2600
   Houston, Texas 77057

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS--CUMULATIVE (1985 SERIES A) PREFERENCE STOCK

     NAME AND ADDRESS OF             AMOUNT AND NATURE OF           PERCENT
      BENEFICIAL OWNER               BENEFICIAL OWNERSHIP         OF CLASS(1)
      ----------------               --------------------         -----------
     Kaiser Aluminum USWA               296,936 shares                84.2%
Employee Stock Ownership Plan(2)
c/o Frank Russell Trust Company

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS--CUMULATIVE (1985 SERIES B) PREFERENCE STOCK

     NAME AND ADDRESS OF             AMOUNT AND NATURE OF           PERCENT
      BENEFICIAL OWNER               BENEFICIAL OWNERSHIP         OF CLASS(1)
      ----------------               --------------------         -----------
  Kaiser Aluminum Salaried               14,900 shares                35.3%
Employee Stock Ownership Plan(2)
c/o Frank Russell Trust Company

------------------------------------

(1) The "Percent of Class" is computed using the shares outstanding on April 16, 1999.

(2) Individual participants in such plan may direct such plan's Trustee how to vote their shares; undirected shares are voted by the Trustee in the same proportion as shares voted upon participant direction. The address of Frank Russell Trust Company is 909 A Street, Tacoma, Washington 98402.

OWNERSHIP OF KAC

           The following table sets forth, as of April 16, 1999, unless otherwise indicated, the undiluted beneficial ownership of KAC's equity securities by (i) those persons known by the Company to own beneficially more than 5% of the shares of any class then outstanding, (ii) each of the directors and nominees for director of the Company, (iii) each of the named executive officers listed in the Summary Compensation Table, and (iv) all directors, nominees for director and executive officers of the Company as a group.


                      NAME OF
                  BENEFICIAL OWNER                      TITLE OF CLASS                # OF SHARES(1)     % OF CLASS
                  ----------------                      --------------                --------------     ----------
MAXXAM Inc.                                              Common Stock                  50,000,000(2)        63.2
Vanguard Windsor Funds-Windsor Fund                      Common Stock                   5,929,334(3)         7.5
Robert J. Cruikshank                                     Common Stock                       5,773(4)         *
George T. Haymaker, Jr.                                  Common Stock                     237,428(5)         *
Charles E. Hurwitz                                       Common Stock                     250,000(6)(7)      *
John T. La Duc                                           Common Stock                     230,121(5)         *
Ezra G. Levin                                            Common Stock                       3,773(6)         *
Robert Marcus                                            Common Stock                       3,773(6)         *
Raymond J. Milchovich                                    Common Stock                     189,840(5)         *
Robert J. Petris                                         Common Stock                       3,773(6)         *
Geoffrey W. Smith                                        Common Stock                      63,600(5)         *
John H. Walker                                           Common Stock                       2,754            *
James D. Woods                                           Common Stock                         -0-            *
All directors, nominees for director and executive       Common Stock                   1,287,889(8)         1.6
officers of the Company as a group (23 persons)

------------------------------------

*        Less than 1%.

(1) Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares listed in the table. Also includes options exercisable within 60 days of April 16, 1999, to acquire such shares.

(2) Includes 27,938,250 shares beneficially owned by MGHI. As of April 16, 1999, such shares were pledged as security for $130.0 million principal amount of 12% Senior Secured Notes due 2003. An additional 7,915,000 shares of KAC Common Stock were pledged by MAXXAM under a separate agreement under which $16.0 million had been borrowed by MAXXAM as of December 31, 1998. In addition to the foregoing, MAXXAM has agreed to secure each $1.0 million of borrowings with 400,000 shares of KAC Common Stock under the terms of another $25 million credit facility ($2.5 million outstanding at December 31, 1998). The address of MAXXAM is 5847 San Felipe, Suite 2600, Houston, Texas 77057.

(3) Information is based solely on the Schedule 13G filed with the SEC on February 10, 1999, by Vanguard Windsor Funds-Windsor Fund ("Vanguard") as a result of its ownership interest in KAC at December 31, 1998 (the "Vanguard 13G"). The Vanguard 13G indicates that these shares are held of record by Vanguard and that Vanguard has sole voting power and shared dispositive power with respect to these shares. Vanguard's address is P.O. Box 2600, Valley Forge, Pennsylvania 19482. In addition, Wellington Management Company, LLP, a registered investment advisor ("Wellington"), filed a Schedule 13G with the SEC on February 10, 1999, as a result of its ownership interest in these shares at December 31, 1998 (the "Wellington 13G"). The Wellington 13G indicates that Wellington does not have sole or shared voting power with respect to any of such shares and that Wellington has shared dispositive power with respect to all of such shares. Wellington's address is 75 State Street, Boston, Massachusetts 02109.

(4) Includes options exercisable within 60 days of April 16, 1999, to acquire 3,773 shares of KAC Common Stock.

(5)      Includes 181,033, 134,200, 102,950 and 20,240 options exercisable within 60 days of April 16, 1999, to acquire shares of KAC Common Stock, by Messrs. Haymaker, Milchovich, La Duc and Smith, respectively.

(6) Represents only options exercisable within 60 days of April 16, 1999, to acquire such shares.

(7) Excludes shares owned by MAXXAM. Mr. Hurwitz may be deemed to hold beneficial ownership in KAC as a result of his beneficial ownership in MAXXAM.

(8) Includes options exercisable within 60 days of April 16, 1999, to acquire 843,966 shares of KAC Common Stock.

OWNERSHIP OF MAXXAM

           As of April 16, 1999, MAXXAM owned, directly and indirectly, approximately 63.2% of the issued and outstanding KAC Common Stock. The following table sets forth, as of April 16, 1999, the beneficial ownership of the common stock and Class A $.05 Non-Cumulative Participating Convertible Preferred Stock ("Preferred Stock") of MAXXAM by the directors of the Company, and by the directors and nominees for director of the Company and the executive officers of the Company as a group:

              NAME OF                                                                          %           OF COMBINED
          BENEFICIAL OWNER                      TITLE OF CLASS         # OF SHARES(1)       OF CLASS     VOTING POWER (2)
-------------------------------------         -------------------     ----------------      --------     ----------------
Charles E. Hurwitz                               Common Stock          2,644,896(3)(4)(5)      37.6            68.9
                                                 Preferred Stock         720,941(6)(7)         99.2
Ezra G. Levin                                    Common Stock              2,400(4)(5)(8)       *               *
Robert J. Cruikshank                             Common Stock              2,400(8)             *               *
All directors, nominees for director and         Common Stock          2,650,828(9)            37.6            68.9
executive officers as a group (23 persons)       Preferred Stock         720,941(6)(7)         99.2

------------------------------------

*        Less than 1%.

(1) Unless otherwise indicated, beneficial owners have sole voting and investment power with respect to the shares listed in the table. Includes the number of shares such persons would have received on April 16, 1999, if any, for their exercisable stock appreciation rights ("SARs") (excluding SARs payable in cash only) exercisable within 60 days of such date if such rights had been paid solely in shares of MAXXAM common stock.

(2) MAXXAM Preferred Stock is generally entitled to ten votes per share on matters presented to a vote of MAXXAM's stockholders.

(3) Includes 1,669,451 shares of MAXXAM common stock owned by Federated Development Inc., a wholly owned subsidiary of Federated ("FDI"), as to which Mr. Hurwitz indirectly possesses voting and investment power. Mr. Hurwitz serves as a trustee of Federated, and together with members of his immediate family and trusts for the benefit thereof, owns all of the voting shares of Federated. Also includes (a) 34,845 shares of MAXXAM common stock separately owned by Mr. Hurwitz's spouse and as to which Mr. Hurwitz disclaims beneficial ownership, (b) 46,500 shares of MAXXAM common stock owned by the Hurwitz Investment Partnership L.P., a limited partnership controlled by Mr. Hurwitz and his spouse, 23,250 of which shares were separately owned by Mr. Hurwitz's spouse prior to their transfer to such limited partnership and as to which Mr. Hurwitz disclaims beneficial ownership, (c) 91,926 shares of MAXXAM common stock owned by the 1992 Hurwitz Investment Partnership L.P., of which 45,963 shares are owned by Mr. Hurwitz's spouse as separate property and as to which Mr. Hurwitz disclaims beneficial ownership, (d) 704,645 shares of MAXXAM common stock held directly by Mr. Hurwitz, (e) 60,000 shares of MAXXAM common stock owned by Federated Development Investments, LLC, which is owned 79% by FDI and 21% by Mr. Hurwitz, and of which FDI is the managing member ("FDILLC"), (f) options to purchase 21,029 shares of MAXXAM common stock held by FDI, and (g) options held by Mr. Hurwitz to purchase 16,500 shares of MAXXAM common stock within 60 days of April 16, 1999.

(4) FDI, Federated, FDILLC, the Hurwitz Investment Partnership L.P., the 1992 Hurwitz Investment Partnership L.P., Messrs. Hurwitz and Levin, and Mr. James H. Paulin, Jr., may be deemed a "group" (the "Stockholder Group") within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of April 16, 1999, in the aggregate, the members of the Stockholder Group who are also officers or directors of the Company beneficially owned 2,647,296 shares of MAXXAM common stock and 720,941 shares of Preferred Stock, aggregating approximately 68.9% of the total voting power of MAXXAM. By reason of the foregoing and their relationship with the members of the Stockholder Group, Messrs. Hurwitz and Levin may be deemed to possess shared voting and investment power with respect to the shares held by the Stockholder Group.

(5)      Does not include shares owned by other members of the Stockholder
         Group.

(6) Includes 661,377 shares owned by FDI as to which Mr. Hurwitz possesses voting and investment power and 1,064 shares held directly.

(7) Includes options exercisable within 60 days of April 16, 1999, to acquire 58,500 shares of Preferred Stock.

(8) Includes options exercisable within 60 days of April 16, 1999, to acquire 1,400 shares of MAXXAM common stock.

(9) Includes (i) options exercisable within 60 days of April 16, 1999, to acquire 40,329 shares of MAXXAM common stock, and (ii) 882 shares of MAXXAM common stock which would have been received on April 16, 1999 for 4,000 SARs exercisable within 60 days of such date, if such SARs had been paid solely in shares of MAXXAM common stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           Although certain plans or programs in which executive officers of the Company participate are jointly sponsored by the Company and KAC, executive officers of the Company are directly employed and compensated by the Company. The following table sets forth compensation information, cash and non-cash, for each of the Company's last three completed fiscal years with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (collectively referred to as the "named executive officers") for the fiscal year ended December 31, 1998:


                                                                                      LONG-TERM COMPENSATION
                                                                                      ----------------------
                                               ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                               -------------------                    ------          -------
            (a)                 (b)        (c)        (d)          (e)            (f)         (g)        (h)            (i)
                                                                  OTHER       RESTRICTED
                                                                  ANNUAL         STOCK      OPTIONS/    LTIP         ALL OTHER
         NAME AND                         SALARY     BONUS     COMPENSATION     AWARD(S)      SARS     PAYOUTS     COMPENSATION
   PRINCIPAL POSITION           YEAR       ($)        ($)         ($)(1)          ($)         (#)       ($)(2)          ($)
----------------------------    -----    -------    -------- --------------   ----------    --------   --------    --------------

George T. Haymaker, Jr          1998     563,583     290,000            -0-        -0-      669,000     294,328      28,179(3)
Chairman and Chief              1997     494,083     311,000            -0-        -0-          -0-     121,122      24,704(3)
Executive Officer               1996     487,000      71,638            -0-        -0-          -0-         -0-       9,740(3)


Raymond J. Milchovich           1998     419,583     250,000            -0-        -0-      635,000     102,211      20,979(3)
President and Chief             1997     272,083     211,000            -0-        -0-          -0-      71,212      17,796(3)(4)
Operating Officer               1996     223,750      42,700            -0-        -0-          -0-         -0-      77,158(3)(4)


John T. La Duc                  1998     320,000     220,000(5)         -0-        -0-      468,750     124,356      16,000(3)
Executive Vice President and    1997     260,000     184,000(5)         -0-        -0-          -0-      44,236      13,000(3)
Chief Financial Officer         1996     260,000      83,200(5)         -0-        -0-          -0-         -0-       5,200(3)


John H. Walker                  1998     216,250     300,000         20,000(6)     -0-          -0-      25,877       9,839(3)
Vice President, and             1997     192,500     155,715(7)         -0-        -0-          -0-       1,652       9,943(3)(4)
President of Kaiser Flat-       1996      45,714      83,979(7)         -0-        -0-          -0-         -0-       9,292(4)
Rolled Products

Geoffrey W. Smith               1998     255,000     155,325            -0-        -0-          -0-     139,300      85,083(3)(4)
Vice President, and President   1997     255,000     116,635            -0-        -0-          -0-      68,250      55,743(3)(4)
of Kaiser Alumina               1996     246,250      38,000            -0-        -0-          -0-         -0-      33,550(3)(4)

------------------------------------


(1) Excludes perquisites and other personal benefits because the aggregate amount of such compensation does not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported. Tax preparation fees for each of the named executive officers, other than Mr. Walker, and the value of the personal use of company cars with respect to each named executive officer exceed 25% of the total perquisites and other personal benefits received by each such named executive officer.

(2) The long-term component of the Company's incentive compensation program in effect for the periods covered above provides incentive compensation based on performance against goals over rolling three-year periods. Payments are generally made 57% in shares of KAC Common Stock and 43% in cash and are paid in two equal installments; the first during the year following the end of the three-year period and the second during the following year. The amounts indicated reflect the value of the actual payment received under the program during the year indicated with the stock portion of each amount being based on the market value on the date of distribution. No payments were made under the program in 1996. Total awards for the 1994-1996, 1995-1997 and 1996-1998 periods were $230,000, $362,100 and $250,000 for Mr. Haymaker; $40,280, $161,500 and $150,000 for Mr. Milchovich; $84,000, $164,900 and $120,000 for Mr. La Duc; $1,456, $21,900 and
         $27,500 for Mr. Walker; and $129,600, $152,700 and $128,395 for Mr.
         Smith, respectively. Additional information with respect to the long-term component of the Company's incentive compensation program is set forth below in the Long-Term Incentive Plan Awards Table and in the Report of the Compensation Committees on Executive Compensation.

(3) Includes accruals by the Company of $28,179, $24,704 and $9,740 for Mr. Haymaker; $20,979, $13,604 and $4,475 for Mr. Milchovich; $16,000,
         $13,000 and $5,200 for Mr. La Duc; $9,839, $800 and $0 for Mr. Walker;
         and $12,750, $12,750 and $4,925 for Mr. Smith under the Kaiser Savings Plan and Kaiser Supplemental Benefits Plan (each as defined below) for 1998, 1997 and 1996, respectively.

(4) Includes moving-related items of $4,192 and $72,683 for Mr. Milchovich for 1997 and 1996; $9,143 and $9,292 for Mr. Walker for 1997 and 1996;
         and $72,333, $42,993 and $28,625 for Mr. Smith for 1998, 1997 and
         1996.

(5) Includes $50,000 (to be paid over a two-year period) for each of 1998, 1997 and 1996, respectively, which will be reimbursed by MAXXAM.

(6) Additional compensation pursuant to program established to compensate salaried employees at pre-determined hourly rates for additional services performed in connection with the strike by the United Steelworkers of America.

(7) Includes payments of $50,000 and $75,000 made in 1997 and 1996, respectively, in connection with Mr. Walker's signing bonus.


OPTION GRANTS

           The following table sets forth certain information concerning stock options granted in fiscal year 1998 to each of the Company's named executive officers who were granted stock options during that period:


                                         INDIVIDUAL GRANTS(1)

            (a)                    (b)                 (c)                 (d)             (e)                  (f)
                                  # OF              % OF TOTAL
                                SECURITIES            OPTIONS
                                UNDERLYING          GRANTED TO         EXERCISE OR
                                  OPTIONS          EMPLOYEES IN        BASE PRICE       EXPIRATION          GRANT DATE
           NAME                   GRANTS               1998             ($/SHARE)          DATE           PRESENT VALUE ($)
-------------------------       ----------         ------------        -----------     --------------     -----------------
George T. Haymaker, Jr.           386,000              17.1               12.0000         01/01/07          1,604,404(2)
                                  283,000              12.5                9.3594         12/31/02            999,076(3)
Raymond J. Milchovich             635,000              28.2                9.4063         07/02/03          3,150,000(4)
John T. La Duc                    468,750              20.8                9.3125         07/10/03          2,325,000(4)

------------------------------------

(1)      Represents options with respect to shares of KAC Common Stock only.

(2) Valuation utilizing modified Black-Scholes Option Price Model with the following assumptions: 3-year monthly volatility for KAC Common Stock, 5.84% risk-free rate (based on U.S. Treasury strip rate on the date of grant with a term equal to that of the option), no dividend yield and 9-year exercise date. No adjustments were made for non-transferability or risk of forfeiture.

(3) Valuation utilizing modified Black-Scholes Option Price Model with the following assumptions: 3-year monthly volatility for KAC Common Stock, 5.66% risk-free rate (based on U.S. Treasury strip rate on the date of grant with a term equal to that of the option), no dividend yield and 5-year exercise date. No adjustments were made for non-transferability or risk of forfeiture. One-third of these stock options vested on December 31, 1998. An additional one-third vests on each December 31, thereafter until fully vested.

(4) Valuation utilizing Black-Scholes Option Price Model with the following assumptions: 3-year monthly volatility for KAC Common Stock, 5.8% risk-free rate (based on estimated 5-year T-Bond rate as of the grant date), no dividend yield and 5-year exercise date. No adjustments were made for non-transferability or risk of forfeiture. One-fifth of these stock options vested on December 31, 1998. An additional one-fifth vests on each December 31, thereafter until fully vested.

         The stock options set forth in the above table were granted under the 1997 Omnibus Plan. Each of the foregoing options is exercisable for cash, KAC Common Stock or a combination thereof. Additional information with respect to the terms of each grant are set forth below under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements".

OPTION/SAR EXERCISES AND FISCAL YEAR END VALUE TABLE

         The table below provides information on an aggregated basis concerning each exercise of stock options and SARs during the fiscal year ended December 31, 1998, by each of the Company's named executive officers, and the 1998 fiscal year-end value of unexercised options and SARs.


            (a)                  (b)             (c)                    (d)                           (e)
                                                               NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                                                   OPTIONS/SARS             IN-THE-MONEY OPTIONS/SARS
                                                                AT YEAR END (#)(1)           AT FISCAL YEAR-END ($)
                                                                ------------------           ----------------------
                               SHARES
                            ACQUIRED ON        VALUE
         NAME             EXERCISE (#)(2)   REALIZED ($)    EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
------------------------  ---------------   ------------    -----------    -------------   -----------  -------------
George T. Haymaker, Jr.          -0-             -0-          181,033         574,667           --(3)           --(3)
Raymond J. Milchovich            -0-             -0-          134,200         508,000           --(3)           --(3)
John T. La Duc                   -0-             -0-          102,950         375,000           --(3)           --(3)
                                 -0-           134,250          4,000(4)        -0-        117,500(4)           --
John H. Walker                   -0-             -0-            -0-             -0-             --              --
Geoffrey W. Smith                -0-             -0-           20,240           -0-             --(3)           --

------------------------------------


(1) Except as otherwise indicated, all references are to options to purchase shares of KAC Common Stock.

(2) If no shares received, the number reflected, if any, represents the number of securities with respect to which options/SARs were exercised.

(3) Valued at $4.875, the closing price of KAC Common Stock on December 31, 1998, less exercise price. No value is shown because the exercise price is higher than the closing price.

(4) Represents SARs relating to MAXXAM common stock. Valued at $57.375 per share, the closing price of MAXXAM common stock on December 31, 1998, less exercise price. The SARs relating to MAXXAM common stock set forth in the above table for Mr. La Duc were granted under MAXXAM's 1984 Phantom Share Plan (the "MAXXAM Phantom Plan"). All of Mr. La Duc's SARs under the MAXXAM Phantom Plan are exercisable for cash only.


LONG-TERM INCENTIVE PLAN AWARDS TABLE

         Each of the Company's named executive officers received awards in 1998 under the long-term component of the Company's incentive compensation program for the 1994-1996 and 1995-1997 three-year, long-term performance periods. The following table and accompanying footnotes describe the awards received by each of the Company's named executive officers in 1998.

                                                                                      ESTIMATED FUTURE PAYOUTS
                                                                                UNDER NON-STOCK PRICE BASED PLANS (5)
                                                                                -------------------------------------

             (a)                       (b)                 (c)                 (d)               (e)              (f)
                                                      PERFORMANCE OR
                                                      OTHER PERIODS
                                    NUMBER OF        UNTIL MATURATION
             NAME                   SHARES (1)           OR PAYOUT          THRESHOLD          TARGET           MAXIMUM
            ------                 ------------         -----------         ---------          ------           -------
George T. Haymaker, Jr.              5,762(2)                 --               --                 --               --
                                    10,887(3)                 --(4)            --                 --               --
Raymond J. Milchovich                1,009(2)                 --               --                 --               --
                                     4,855(3)                 --(4)            --                 --               --
John T. La Duc                       2,104(2)                 --               --                 --               --
                                     4,957(3)                 --(4)            --                 --               --
John H. Walker                         -0-(2)                 --               --                 --               --
                                       657(3)                 --(4)            --                 --               --
Geoffrey W. Smith                    3,247(2)                 --               --                 --               --
                                     4,589(3)                 --(4)            --                 --               --

------------------------------------

(1)      Represents shares of KAC Common Stock only.

(2) Represents the stock portion of the second installment of long-term incentive award distributed in March 1998 in connection with the 1994-1996 three-year, long-term performance period. The average closing price of KAC Common Stock during December 1996 was $11.375 per share. The total awards for the 1994-1996 long-term performance period for Messrs. Haymaker, Milchovich, La Duc, Walker and Smith were $230,000, $90,480, $84,000, $1,456 and $129,600, respectively.

(3) Represents the stock portion of the first installment of long-term incentive award distributed in March 1998 in connection with the 1995-1997 three-year, long-term performance period. The average closing price of KAC Common Stock during December 1997 was $9.48 per share. The total awards for the 1995-1997 long-term performance period for Messrs. Haymaker, Milchovich, La Duc, Walker and Smith were $362,100, $161,500, $164,900, $21,900 and $152,700, respectively.

(4) As more fully described below, payment of the second installment for the 1995-1997 long-term performance period was conditioned on continued employment through December 31, 1998. Each of the Company's named executive officers were employed by the Company on January 1, 1999, and the second installment was distributed in April 1999.

(5) All payments in connection with the 1994-1996 and 1995-1997 three-year, long-term performance periods have been made. As more fully described below, the total award for the 1996-1998 three-year, long-term performance period has been determined. The first installment was distributed in April 1999 and the second installment will, subject to certain conditions, be distributed in 2000.


         Threshold, target and maximum dollar amounts for the long-term portion of executive compensation are based upon Company performance. Minimum performance criteria must be met before the threshold amount is earned. Payments under the long-term portion of the program are generally made 57% in shares of KAC Common Stock and 43% in cash. The aggregate number of shares distributed is based on the average closing price of KAC Common Stock during the last December of the performance period.

         Awards are paid in two equal installments: the first during the year following the end of the three-year period and the second during the following year. Payment of the second installment is generally conditioned on continued employment through the end of the fiscal year following the end of the performance period. If a participant voluntarily terminates his or her employment for any reason other than death, disability or retirement prior to the beginning of the fiscal year the payment is to be made, any unmade payments are forfeited.

         During the 1994-1996 and 1995-1997 performance periods target incentives were based on the return on assets employed in the business. When incentive awards are determined at the end of each performance period, up to an additional 30% of each individuals incentive target based on the achievement of goals or other accomplishments not reflected in the return on assets, may be added to the incentive payment amount. Although the Section 162(m) Committee cannot increase the incentive payment, it may decrease the payment by up to 60% of the target incentive. Additional information with respect to long-term incentive compensation awarded to the Company's named executive officers, including information with respect to the 1996-1998 performance period, is set forth above in the Summary Compensation Table and below in the Report of the Compensation Committees on Executive Compensation.

DEFINED BENEFIT PLANS

         Kaiser Retirement Plan

         The Company maintains a qualified, defined-benefit retirement plan (the "Kaiser Retirement Plan") for salaried employees of the Company and co-sponsoring subsidiaries who meet certain eligibility requirements. The table below shows estimated annual retirement benefits payable under the terms of the Kaiser Retirement Plan to participants with the indicated years of credited service. These benefits are reflected without reduction for the limitations imposed by the Code on qualified plans and before adjustment for the Social Security offset, thereby reflecting aggregate benefits to be received, subject to Social Security offsets, under the Kaiser Retirement Plan and the Kaiser Supplemental Benefits Plan (as defined below).

                                                YEARS OF SERVICE
  AVERAGE ANNUAL                                ----------------
   REMUNERATION           15            20             25             30             35
------------------    ---------      ---------     ---------      ---------      ---------
   $   250,000          56,250         75,000        93,750        112,500        131,250
       350,000          78,750        105,000       131,250        157,500        183,750
       450,000         101,250        135,000       168,750        202,500        236,250
       550,000         123,750        165,000       206,250        247,500        288,750
       650,000         146,250        195,000       243,750        292,500        341,250
       750,000         168,750        225,000       281,250        337,500        393,750
       850,000         191,250        255,000       318,750        382,500        446,250
       950,000         213,750        285,000       356,250        427,500        498,750
     1,050,000         236,250        315,000       393,750        472,500        551,250

The estimated annual retirement benefits shown are based upon the assumptions that current Kaiser Retirement Plan and Kaiser Supplemental Benefits Plan provisions remain in effect, that the participant retires at age 65, and that the retiree receives payments based on a straight-life annuity for his lifetime. Messrs. Haymaker, Milchovich, La Duc, Walker and Smith had 5.7, 18.6, 29.3, 2.25 and 24.5 years of credited service, respectively, on December 31, 1998. Monthly retirement benefits, except for certain minimum benefits, are determined by multiplying years of credited service (not in excess of 40) by the difference between 1.50% of average monthly compensation for the highest base period (of 36, 48 or 60 consecutive months, depending upon compensation level) in the last 10 years of employment and 1.25% of monthly primary Social Security benefits. Pension compensation covered by the Kaiser Retirement Plan and the Kaiser Supplemental Benefits Plan consists of salary and bonus amounts set forth in the Summary Compensation Table (column (c) plus column (d) thereof). As more fully described below under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements", Messrs. Haymaker and Smith have agreements which provide additional years of credited service.

           Participants are entitled to retire and receive pension benefits, unreduced for age, upon reaching age 62 or after 30 years of credited service. Full early pension benefits (without adjustment for Social Security offset prior to age 62) are payable to participants who are at least 55 years of age and have completed 10 or more years of pension service (or whose age and years of pension service total 70) and who have been terminated by the Company or an affiliate for reasons of job elimination or partial disability. Participants electing to retire prior to age 62 who are at least 55 years of age and who have completed 10 or more years of pension service (or whose age and years of pension service total at least 70) may receive pension benefits, unreduced for age, payable at age 62 or reduced benefits payable earlier. Participants who terminate their employment after five years or more of pension service, or after age 55 but prior to age 62, are entitled to pension benefits, unreduced for age, commencing at age 62 or, if they have completed 10 or more years of pension service, actuarially reduced benefits payable earlier. For participants with five or more years of pension service or who have reached age 55 and who die, the Kaiser Retirement Plan provides a pension to their eligible surviving spouses. Upon retirement, participants may elect among several payment alternatives including, for most types of retirement, a lump-sum payment.

           Kaiser Supplemental Benefits Plan

           The Company maintains an unfunded, non-qualified Supplemental Benefits Plan (the "Kaiser Supplemental Benefits Plan"), the purpose of which is to restore benefits which would otherwise be paid from the Kaiser Retirement Plan or the Supplemental Savings and Retirement Plan, a qualified Section 401(k) plan (the "Kaiser Savings Plan"), were it not for the Section 401(a)(17) and Section 415 limitations imposed by the Code. Participation in the Kaiser Supplemental Benefits Plan includes all employees of the Company and its subsidiaries whose benefits under the Kaiser Retirement Plan and Kaiser Savings Plan are likely to be affected by such limitations imposed by the Code. Eligible participants are entitled to receive the equivalent of the Kaiser Retirement Plan and Kaiser Savings Plan benefits which they may be prevented from receiving under those plans because of such Code limitations.

           Kaiser Termination Payment Policy

           Most full-time salaried employees of the Company are eligible for benefits under an unfunded termination policy if their employment is involuntarily terminated, subject to a number of exclusions. The policy provides for lump-sum payments after termination ranging from one-half month's salary for less than one year of service graduating to eight months' salary for 30 or more years of service. The amounts payable to Messrs. Haymaker, Milchovich, La Duc, Walker and Smith under the policy if they had been involuntarily terminated on December 31, 1998 would have been $94,833, $197,917, $204,167, $18,750 and $170,000, respectively.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

           George T. Haymaker, Jr.

           On April 1, 1993, the Company and KAC entered into a five-year employment agreement with Mr. Haymaker, pursuant to which he currently serves as Chairman and Chief Executive Officer of the Company and KAC. Mr. Haymaker's employment agreement, as amended, terminates December 5, 1999, and provides for an annual base salary of not less than $569,000, and a cumulative bonus target in 1999 of $1,245,000 under the Company's executive compensation programs as more fully described below in the Report of the Compensation Committees on Executive Compensation. Of this amount, $395,000 is attributable to Mr. Haymaker's short-term incentive target and $850,000 is attributable to his long-term incentive target for the three-year period ending December 31, 1999.

           Pursuant to his employment agreement, Mr. Haymaker received an initial award under the Kaiser 1993 Omnibus Stock Incentive Plan (the "1993 Omnibus Plan") of options to purchase up to 100,000 shares of KAC Common Stock at its fair market value on the date of the award. Such options vested at the rate of 20% per year and are now fully vested.

           In the event of a change of control of the Company or KAC which within one year thereafter adversely affects Mr. Haymaker's title, position, duties, responsibilities or compensation, Mr. Haymaker's employment agreement provides that he may elect to be deemed terminated without cause, and therefore, entitled to a severance payment in an amount equal to two times his base annual salary reduced by any payment made as discussed under "Kaiser Termination Payment Policy" above.

           Under the terms of his employment agreement, Mr. Haymaker vested 20% per year in an unfunded non-qualified supplemental benefit, payable at retirement after age 62, equal to a benefit determined as if his Kaiser Retirement Plan pension were based on his aggregate service with the Company and a prior employer (25 years), less his pension from that prior employer and any retirement benefits from the Company. Mr. Haymaker is now fully vested under this provision.

           In 1998, Mr. Haymaker also received two stock option grants. The first grant, made under the 1997 Omnibus Plan, consisted of options to purchase 386,000 shares of KAC Common Stock at an exercise price of $12.00 per share, subject to adjustment under certain circumstances. The options covered by this grant become effective (i) if prior to January 1, 2001, the value of KAC Common Stock equals or exceeds $18 per share (less certain distributions) as determined under the terms of the grant (the "Performance Hurdle"), (ii) if the Performance Hurdle is not achieved, then on January 1, 2007, provided that Mr. Haymaker's employment has not terminated as of such date, or (iii) if a significant transaction such as the sale of all or substantially all of the assets of the Company or KAC or a change of control arising from a fundamental corporate transaction occurs prior to December 31, 2000, then on the date the transaction is consummated. Notwithstanding the foregoing, upon becoming effective, not more than one-half of the options covered by this grant may be exercised prior to the earlier of March 1, 2001 or the occurrence of a fundamental corporate transaction. In the event of Mr. Haymaker's termination of employment by the Company (other than for cause) prior to March 1, 2001, all of the stock options covered by this grant become exercisable in full subject to the terms of the grant and provided that they have otherwise become effective.

           The second grant, also under the 1997 Omnibus Plan, consisted of options to purchase 283,000 shares of KAC Common Stock at an exercise price of $9.3594 per share, subject to adjustment under certain circumstances. The options covered by the second grant generally vest at the rate of one-third per year, beginning on December 31, 1998, with an additional one-third vesting each December 31, thereafter until fully vested. In the event of Mr. Haymaker's termination of employment by the Company (other than for cause), all of the unvested stock options covered by this grant immediately vest and become exercisable in full.

           Raymond J. Milchovich

           Mr. Milchovich and the Company entered into a five-year employment agreement effective January 1, 1998. Pursuant to the terms of the agreement, Mr. Milchovich is currently entitled to a base salary of $475,000 per year. This amount is reviewed annually by the Policy Committee to evaluate Mr. Milchovich's performance, and in any event adjusted for inflation consistent with the general program of increases for other executives and management employees. Mr. Milchovich's agreement also establishes an annual target bonus of $270,000 (subject to adjustment for inflation) payable upon the Company achieving short-term objectives under the executive bonus plan which are to be agreed upon annually and otherwise consistent with the Company's business plan.

           Pursuant to the terms of the agreement, Mr. Milchovich received a grant under the 1997 Omnibus Plan of options to purchase 635,000 shares of KAC Common Stock at an exercise price of $9.4063 per share. This grant was intended to have a value at the date of grant equivalent to a value of five times Mr. Milchovich's annual long-term incentive target of $630,000 and to be in lieu of any payment of long-term incentive compensation under the Company's executive bonus plan for the five-year period beginning January 1, 1998, although Mr. Milchovich remains eligible for additional option grants. The options granted pursuant to the terms of Mr. Milchovich's agreement generally vest at the rate of 20% per year, beginning on December 31, 1998, with an additional 20% vesting each December 31, thereafter until fully vested.

           Mr. Milchovich's agreement provides that upon the termination of his employment (other than for cause, by reason of his acceptance of an offer of employment with an affiliate or because of voluntary termination for other than good reason), Mr. Milchovich is entitled to a lump sum payment equal to the sum of (i) the benefit he would have received under the Kaiser Retirement Plan and Kaiser Supplemental Benefits Plan as if he had qualified for a fully early pension less benefits payable from such plans, (ii) an amount equal to his base salary as of the date of termination for a period equal to the greater of (a) the number of months remaining in the term of his agreement or (b) two years, and (iii) his annual target bonus for the year of termination (but not less than the initial target established by the agreement). In addition, in the event of Mr. Milchovich's termination under the circumstances described above, all of the unvested stock options held by Mr. Milchovich on the date of termination that would have vested during the term of his agreement immediately vest and become exercisable in full. In the event of a change of control, the benefits described above are also payable upon either the subsequent termination of Mr. Milchovich's employment by the Company other than for cause or the subsequent termination of employment by Mr. Milchovich for any reason within twelve months following a change of control.

         John T. La Duc

         Mr. La Duc and the Company entered into a five-year employment agreement effective January 1, 1998. The terms of Mr. La Duc's employment agreement are substantially similar to the terms of Mr. Milchovich's agreement as described above, the primary differences being that under the terms of his agreement, Mr. La Duc (i) is currently entitled to a base salary of $350,000 per year, (ii) has an annual target bonus of $200,000, and (iii) received a grant under the 1997 Omnibus Plan of options to purchase 468,750 shares of KAC Common Stock at an exercise price of $9.3125 per share, which amount was based on Mr. La Duc's annual long-term incentive target of $465,000.

         John H. Walker

         Mr. Walker and the Company entered into a letter agreement dated July 27, 1998, pursuant to which Mr. Walker is entitled to the severance benefits described below under the caption "Kaiser Severance Protection and Change of Control Benefits Program". Pursuant to the terms of the letter agreement Mr. Walker is entitled to the maximum level of severance benefits available under the Program (as defined below).

         Geoffrey W. Smith

         The Company has agreed to provide Mr. Smith with an unfunded nonqualified supplemental benefit after retirement equal to the additional Kaiser Retirement Plan pension he would be entitled to receive if his prior employment (6.3) years with an affiliate of the Company were counted as credited service under such plan. This additional credited service is also counted in determining his benefits as described above under the caption "Kaiser Termination Payment Policy" and for purposes of determining his employee contributions under the Company's retiree medical program.

         Kaiser Severance Protection and Change of Control Benefits Program

         In 1998, the Company and KAC implemented the Kaiser Severance Protection and Change of Control Benefits Program (the "Program") in order to provide certain selected executive officers of the Company and KAC and key employees of the Company (collectively, "Participants") with (i) incentives intended to increase the likelihood of retaining the services of the Participants and/or (ii) appropriate protection in the event of a job loss or change of control. The Program will generally remain in effect through December 31, 2000.

         The three components of the Program, each of which is described more fully below, consist of (i) severance payments and benefits in the event of termination, (ii) retention payments conditioned upon continued employment through specified dates, and (iii) options relating to KAC Common Stock. Under the Program, the Company and KAC have the sole discretion to determine which persons will participate in the Program and the level of participation. Not all components of the Program were made available to all Participants.

         Selected Participants are eligible for severance benefits under the Program upon termination of employment for any reason other than (i) the voluntary resignation or retirement of the Participant, (ii) the discharge of the Participant for serious cause or other reason prejudicial to the Company or KAC, (iii) the Participant becoming eligible for sick leave, long-term disability or full early disability benefits under the Kaiser Retirement Plan,
(iv) the Participant's refusal to accept another suitable position with the Company or KAC, or (v) the Participant's death. The benefits payable generally consist of a lump sum cash payment ranging from six months to one year of base salary (including, in some instances, prorated incentive awards based upon designated incentive targets) less whatever severance benefits the Participant would otherwise be eligible to receive under the Kaiser Termination Payment Policy. Participants may also be entitled under the Program to continued medical, dental, life and accidental death and disability coverage for designated periods after termination.

           In lieu of the severance benefits described above, selected Participants are also eligible for severance benefits in the event the Participant's employment terminates or constructively terminates due to a change of control or significant restructuring (collectively, a "Fundamental Change") during a period which commences ninety (90) days prior to a Fundamental Change and ends on the first anniversary of the Fundamental Change. These benefits are not available if (i) the purchaser, new controlling entity, the Company or KAC offer the Participant suitable employment in a substantially similar capacity at the Participant's current level of compensation (regardless of whether the Participant accepts or rejects the suitable position), (ii) the Participant voluntarily resigns or is terminated, (iii) the Participant is discharged for serious cause or other reason prejudicial to the Company or KAC,
(iv) the Participant becomes eligible within ninety (90) days prior to the Fundamental Change for sick leave, long-term disability or full early disability benefits under the Kaiser Retirement Plan, or (v) the Participant dies. If a Participant fails to qualify for severance benefits under the Program as a result of a termination of the Participant's employment due to a Fundamental Change, the Participant will also fail to qualify for the severance benefits described above in the preceding paragraph.

           The benefits payable under the Program as a result of a termination of employment due to a Fundamental Change generally consist of a lump sum cash payment in an amount ranging from nine months to two years of base salary (including, in some instances, prorated incentive awards based upon designated incentive targets) less whatever severance benefits the Participant would otherwise be eligible to receive under the Kaiser Termination Payment Policy. Participants may also be entitled under the Program to continued medical, dental, life and accidental death and disability coverage for designated periods after termination due to a Fundamental Change.

           Under the Program, selected Participants are also eligible to receive retention payments conditioned upon continued employment as of a designated date. In each instance, the retention payment is also generally payable in the event a Participant's employment is terminated prior to the designated date unless the termination is for any of the reasons described above which preclude severance payments under the Program. Retention payments under the Program generally consist of a lump sum cash payment and are generally based upon six months of salary (including, in some instances, prorated incentive awards based upon designated incentive targets).

           Selected Participants are also eligible under the Program to receive options to purchase shares of KAC Common Stock. The number of shares of KAC Common Stock subject to such options and the specific terms of such options vary depending upon the level of responsibility and seniority of the Participant. Notwithstanding the foregoing, such options generally (i) replace the long-term incentive compensation otherwise applicable to the Participant receiving the options for designated long-term incentive periods beginning on or after January 1, 1998, (ii) expire five years after the date of grant, (iii) are based upon the market price of KAC Common Stock on the date of grant, (iv) vest over a period of three or five years, and (v) terminate upon the termination of employment for cause.

           Except as otherwise noted above, there are no employment contracts between the Company or any of its subsidiaries and any of the Company's named executive officers. Similarly, except as otherwise noted above, there are not any compensatory plans or arrangements which include payments from the Company or any of its subsidiaries to any of the Company's named executive officers in the event of any such officer's resignation, retirement or any other termination of employment with the Company and its subsidiaries or from a change in control of the Company or a change in the named executive officer's responsibilities following a change in control.

                     REPORT OF THE COMPENSATION COMMITTEES
                                       ON
                             EXECUTIVE COMPENSATION

           Two compensation committees administer the Company's compensation plans, the Policy Committee and the Section 162(m) Committee. The Policy Committee administers and establishes the Company's overall compensation policies, except to the extent that this authority has been delegated by the Board to the Section 162(m) Committee. The Section 162(m) Committee administers and approves amendments to the Company's plans or programs which are intended to comply with the provisions of Section 162(m), and also establishes the criteria to be used in determining awards to be made pursuant to those plans or programs. Each committee reports to the full Board and together they have furnished the following report on executive compensation for fiscal year 1998.

           Although certain plans or programs in which executive officers of the Company participate are jointly sponsored by the Company and KAC, executive officers of the Company are directly employed and compensated by the Company. During 1998, the members serving on the Policy Committee and Section 162(m) Committee also served on KAC's Compensation Policy Committee and Section 162(m) Compensation Committee, respectively (these committees are hereinafter collectively referred to in this report as the "Committees"). References to the "Company" made in the remainder of this report are deemed to include KAC as well as the Company.

COMPENSATION PHILOSOPHY, STRUCTURE AND METHODOLOGY

           Philosophy. The Company's philosophy continues to be that compensation of its executives officers should be related as closely as possible to the ability of the Company as a whole, and the area of direct responsibility of each executive, to create economic value. To attract and retain talented individuals, the Company provides the opportunity to earn total compensation that is not only competitive with, but, if Company goals are met, potentially superior to, that available from employers with whom the Company and its businesses compete.

           Structure. Executive compensation for 1998 consisted of a combination of base salary, short-term incentives based on performance during 1998, long-term incentives based on performance over the 1996-1998 three-year performance period, employee benefits and executive perquisites. Base salaries, together with short and long-term incentive targets, were designed to fall near the 50th percentile (mid-point) of the market. As a result, the combination of base pay and incentive compensation allowed executive officers to potentially earn less, the same as or more than the total compensation opportunity offered by competing employers depending on Company performance.

           For 1998, the portion of executive compensation allocated to base compensation ranged from approximately 30% to 49% for certain senior executive officers, including the named executive officers, and 43% to 70% for the remaining executive officers, with the portion allocated to incentive compensation in each case generally increasing with position responsibility. For certain senior executives, including Messrs. Haymaker, Milchovich, La Duc and Smith, the incentive targets for 1998 were allocated 30% to short-term targets and 70% to long-term targets. For the remaining executive officers the allocation was generally split evenly between short and long-term targets. This structure reflected the Company's compensation philosophy by structuring a major portion of each executive's total compensation to be at-risk and performance-based. The Company's compensation for executive officers also included other benefits and perquisites which generally fell within the 50th percentile of its comparative market.

           Methodology. Target compensation and incentives were based on a combination of market survey data, internal force-ranking and assessment of position responsibilities. Major national surveys, as well as market data from a group of companies engaged in metals, mining, chemicals and similar industries, with whom the Company is likely to compete for managerial talent, were used to establish the market. In performing its assessment of position responsibilities, descriptions of various key positions, the duties and major responsibilities of each position, as well as the required qualifications, were developed and then matched to database descriptions to ensure an accurate match to reasonably comparable positions at comparative companies.

           Company performance awards and goals were established at the beginning of 1998 with respect to the annual performance period and at the beginning of 1996 with respect to the 1996-1998 three-year, long-term performance period. Long-term performance awards were structured to reward aggressive and accurate planning during the period, while short-term performance awards and goals emphasized (i) return on net assets employed by the Company and, for business unit presidents, including Messrs. Walker and Smith, business unit earnings before interest and taxes ("EBIT"), and (ii) safety or group and individual goals and objectives. Minimum or threshold performance levels, which must be met for there to be any incentive payout, as well as target performance levels and target and maximum incentive payouts were also established for the short and long-term performance periods. With respect to the short-term performance period, performance goals for executive officers other than business unit presidents were generally based on "normalized" metal prices to allow for measurement of the progress toward the $120 million profit improvement program without fluctuations due to changing metal prices and to adjust the effect of certain other factors beyond the reasonable control of the Company's management. In addition, incentive compensation payable to certain senior executives, including Messrs. Haymaker, Milchovich, La Duc and Smith, for the 1998 short-term performance period was capped at their respective targets if the average price of KAC Common Stock during December 1998 was lower than the average price during December 1997.

COMPONENTS OF EXECUTIVE OFFICER COMPENSATION FOR 1998

           Base Salaries. Adjustments to the base salary of certain executive officers were made during 1998 as necessary to (i) reflect market related adjustments and increasing responsibilities assumed either as the result of promotions or additional assignments during the year and (ii) increase the likelihood of retaining such executive officers as the Company pursues its strategy for creating stockholder value.

           Short-Term Incentive. As described above, short-term incentive awards for 1998, as well as threshold performance requirements, were generally based on the "normalized" return on net assets for executive officers other than business unit presidents whose awards and thresholds were based on business unit EBIT. During 1998 Company and business unit results exceeded threshold performance goals. However, Company results generally fell below target performance levels, while certain business unit results exceeded target performance levels. As a result, short-term awards paid to the corporate executive officers, including Messrs. Haymaker, Milchovich and La Duc, were approximately 83% of the target amounts, while short-term awards paid to business unit presidents, including Messrs. Smith and Walker, ranged from 79% of target amounts to the maximum payout of three times the target amounts. Short-term awards for 1998 were paid in cash shortly after the first quarter of 1999. The short-term awards earned by the named executive officers are set forth above in column (c) of the Summary Compensation Table.

           Long-Term Incentive. Long-term incentive compensation for the 1996-1998 long-term performance period was based on the average return on net assets during each of the three years included within the performance period. During the 1996-1998 long-term performance period Company and business unit results generally exceeded threshold performance goals, but generally did not reach target performance levels. As a result, long-term awards for the 1996-1998 performance period for the named executive officers were on average approximately 36% of the target amounts. Additional information with respect to the long-term component of executive compensation is set forth above in the Summary Compensation Table and Long-Term Incentive Plan Awards Table.

1993 AND 1997 OMNIBUS PLANS

           All long-term performance awards distributed in connection with long-term performance periods beginning before January 1, 1997 are made under the 1993 Omnibus Plan. All long-term performance awards distributed in connection with long-term performance periods beginning on or after January 1, 1997, will be made under the 1997 Omnibus Plan. In addition, the 1997 Omnibus Plan may be utilized as otherwise necessary to provide those persons who have substantial responsibility for management and growth of the Company with an opportunity to increase their ownership of KAC Common Stock, stock options or related types of benefits.

           During 1998, no grants were made under the 1993 Omnibus Plan, except in connection with the distribution of the second installment of shares of KAC Common Stock awarded for the 1994-1996 long-term incentive compensation performance period and the first installment of shares of KAC Common Stock awarded for the 1995-1997 long-term incentive compensation performance period.

           In addition, as more fully described above under the caption "Employment Contracts and Termination and Change-in-Control Arrangements" the Company implemented the Kaiser Severance Protection and Change of Control Program (the "Program"), in order to provide Participants with (i) incentives intended to increase the likelihood of retaining the services of the Participants, (ii) appropriate protection in the event of a job loss or change of control and (iii) a long-term incentive program for periods beginning on or after January 1, 1998 and extending for three to five years. In furtherance of these objectives as well to further increase the alignment of the interests of the Participants and stockholders of the Company, certain Participants received options under the 1997 Omnibus Program to purchase shares of the KAC Common Stock. The Section 162(m) Committee approved the grant of options to Messrs. Haymaker, Milchovich and La Duc under the 1997 Omnibus Plan for the same reasons. In total, options to purchase 2,090,714 shares of KAC Common Stock were granted to executive officers of the Company under the 1997 Omnibus Plan during 1998.

EMPLOYMENT AGREEMENTS

           From time to time and for various reasons, management and the Board has deemed it appropriate to enter into specific employment agreements with certain executive officers. Such agreements may relate, for example, to the further retention of the officer or a commitment by the officer to relocate to another location. Where such agreements are made, they are negotiated by the Company's General Counsel, or his designee under the supervision of the Policy Committee and reviewed and approved by the Board or the Policy Committee and, if appropriate, the Section 162(m) Committee. In making its compensation decisions, and in supervising the negotiations and approving such employment agreements, the Policy Committee is mindful of the Company's overall corporate objectives and the compensation objectives described above as well as the circumstances making the employment agreement an appropriate compensation mechanism. Such employment agreements generally range in term from one to five years. During 1998, Mr. Haymaker continued to be employed under the employment agreement discussed above under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements". In addition, as discussed above under the same caption, during 1998 the Company entered into employment agreements with Messrs. Milchovich and La Duc and implemented the Program.

COMPENSATION OF THE CEO FOR THE LAST COMPLETED FISCAL YEAR

          Mr. Haymaker served as the Chairman of the Board and Chief Executive Officer of the Company for all of 1998. Mr. Haymaker is employed pursuant to a written employment agreement which is described above under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements". Mr. Haymaker's employment agreement provides that his annual base salary will be reviewed and possibly changed on an annual basis. Effective February 1, 1998, Mr. Haymaker's base salary was increased from $504,000 to $569,000 to complete a two-step increase intended to bring Mr. Haymaker's salary more in line with market data obtained by the Company and the Company's overall compensation structure for its executive officers. Mr. Haymaker's employment agreement also contains target incentives which are consistent with the goals and objectives of the Company's incentive compensation programs as described above. As previously noted, during 1998, Mr. Haymaker received options under the 1997 Omnibus Plan as part of his long-term incentives.

           During 1998 the Company's performance fell below 1998 performance goals. As a result, the short-term incentive award earned by Mr. Haymaker in 1998 was limited to $290,000, or approximately 74.8% of his targeted amount of $387,900. Similarly, the Company's performance during the 1996-1998 long-term incentive compensation performance period fell below performance goals. As a result, the long-term award earned by Mr. Haymaker for the 1996-1998 three-year long-term performance period was $250,000, or approximately 30.5% of his targeted amount of $818,500.

COMPENSATION BY MAXXAM

           Mr. La Duc received a portion of his compensation during 1998 from MAXXAM, KAC's parent corporation. Where an executive officer of both the Company and MAXXAM is compensated by the Company, or where an executive officer of both the Company and MAXXAM is compensated by MAXXAM, the respective corporations make intercompany allocations of the costs of employment of the executive officer based on the allocation of that executive officer's time as expended among the Company, MAXXAM or their respective subsidiaries. Such allocations are described under "Certain Transactions" below.

COMPLIANCE WITH SECTION 162(M)

           Section 162(m) generally disallows a tax deduction to public companies for compensation over $1 million paid to the CEO and four other most highly compensated executive officers of public companies. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Compensation earned by or awarded to certain senior executives whose compensation is potentially subject to the limitations imposed by Section 162(m) of the Code is covered by a separate program intended to comply with the provisions of Section 162(m) of the Code (the "Senior Executive Program"). The Senior Executive Program, the 1993 Omnibus Plan and the 1997 Omnibus Plan, each of which has been approved by the stockholders of the Company, are performance based and designed to enable compliance with
Section 162(m) and the regulations thereunder. In addition, the Senior Executive Program and awards under the 1993 and 1997 Omnibus Plans that are intended to comply with Section 162(m) are administered by the Section 162(m) Committee. Messrs. Marcus (Chairman) and Cruikshank currently serve as members of the Section 162(m) Committee and for purposes of Section 162(m) are qualifying directors. The senior executives covered by the Senior Executive Program are the only executive officers of the Company to which the limitation imposed by Section 162(m) of the Code is likely to apply and the Section 162(m) Committee believes that awards to these senior executives should be tax deductible under Section 162(m).


Section 162(m) Compensation              Compensation Policy Committee of the
Committee of the Board of                Board of Directors
Directors


Robert J. Cruikshank                     Robert J. Cruikshank
Robert Marcus, Chairman                  Ezra G. Levin, Chairman
                                         Robert Marcus

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           No member of the Policy Committee or the Section 162(m) Committee was, during the 1998 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or, other than Mr. Levin, had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. Mr. Levin served on the Company's Policy Committee and Board of Directors during 1998 and is also a partner in the law firm of Kramer Levin Naftalis & Frankel LLP, which provided legal services to KAC, the Company and the Company's subsidiaries during 1998.

           During the Company's 1998 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Policy Committee or Section 162(m) Committee of the Company, (ii) a director of another entity, one of whose executive officers served on any of such committees, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.


                              CERTAIN TRANSACTIONS

           During the period from October 28, 1988, through June 30, 1993, KAC and its domestic subsidiaries, including the Company, were included in the consolidated federal income tax returns of MAXXAM. Payments or refunds for periods prior to July 1, 1993, related to foreign jurisdictions could still be required pursuant to the Company's tax allocation agreement with MAXXAM. In accordance with the credit agreement entered into by the Company and KAC, any such payments to MAXXAM by the Company would require lender approval, except in certain circumstances. The tax allocation agreement with MAXXAM terminated pursuant to its terms, effective for taxable periods beginning after June 30, 1993. While the Company is severally liable for the MAXXAM tax group's federal income tax liability for all of 1993 and applicable prior periods, pursuant to the tax allocation agreement, MAXXAM indemnifies the Company to the extent the tax liability exceeds amounts payable by the Company under such agreement.

           On June 30, 1993, the Company and KAC entered into a tax allocation agreement (the "KACC Tax Allocation Agreement") effective for periods beginning on or after July 1, 1993. Pursuant to the terms of the KACC Tax Allocation Agreement, KAC pays any consolidated Federal income tax liability for KAC and its subsidiaries which are members of an affiliated group of corporations (an "Affiliated Group") within the meaning of Section 1504 of the Code, of which KAC is the common parent corporation (the "KAC Tax Group"). The Company is liable to KAC for the Federal income tax liability of the Company and its subsidiaries (collectively, the "KACC Subgroup") computed as if the KACC Subgroup were a separate Affiliated Group which was never affiliated with the KAC Tax Group (taking into account all limitations under the Code and regulations applicable to the KACC Subgroup), except that the KACC Subgroup excludes interest income received or accrued on an intercompany note issued by KAC in connection with a financing consummated in December 1989 (the "KACC Subgroup's Separate Income Tax Liability"). To the extent such calculation results in a net operating loss or a net capital loss or credit which the KACC Subgroup could have carried back to a prior applicable taxable period under the principles of Sections 172 and 1502 of the Code, KAC pays to the Company an amount equal to the tax refund to which the Company would have been entitled (but not in excess of the aggregate amount previously paid by the Company to KAC for the current year and the three prior taxable years). If such separately calculated net operating loss or net capital loss or credit of the KACC Subgroup cannot be carried back to a prior taxable year of the KACC Subgroup for which the KACC Subgroup paid its separate tax liability to KAC, the net operating loss or net capital loss or credit becomes a loss or credit carryover of the KACC Subgroup to be used in computing the KACC Subgroup's Separate Income Tax Liability for future taxable years. The same principles are applied to any consolidated or combined state or local income tax returns filed by the KAC Tax Group with respect to the Company and its subsidiaries. Although, under Treasury regulations, all members of the KAC Tax Group, including the members of the KACC Subgroup, are severally liable for the KAC Tax Group's Federal income tax liability, under the KACC Tax Allocation Agreement, KAC indemnifies each KACC Subgroup member for all Federal income tax liabilities relating to taxable years during which such KACC Subgroup member was a member of the KAC Tax Group except for payments required under the KACC Tax Allocation Agreement.

           The Company and MAXXAM have an arrangement pursuant to which they reimburse each other for certain allocable costs associated with the performance of services by their respective employees. The Company paid a total of approximately $2.3 million to MAXXAM pursuant to such arrangements and MAXXAM paid approximately $3.0 million to the Company pursuant to such arrangements in respect of 1998. Generally, the Company and MAXXAM endeavor to minimize the need for reimbursement by ensuring that employees are employed by the entity to which the majority of their services are rendered.

           Mr. Levin, a director of the Company and KAC, is a partner in the law firm of Kramer Levin Naftalis & Frankel LLP, which provides legal services to KAC and its subsidiaries, including the Company.

           On April 17, 1995, SHRP, Ltd. and two affiliated entities, SHRP Acquisition, Inc. and SHRP Capital Corp., filed voluntary corporate petitions under Chapter 11 of the United States Bankruptcy Code. Their bankruptcy plan has since been confirmed and the transactions contemplated by the bankruptcy reorganization plan were consummated on October 6, 1995. Mr. Hurwitz has served as a director and Chairman of the Board of SHRP, Inc., SHRP, Ltd.'s sole general partner prior to SHRP Ltd.'s bankruptcy reorganization, and as a director, Chairman of the Board and President of SHRP Capital Corp., a subsidiary of SHRP, Ltd. which was dissolved effective December 31, 1997.

           Mr. Haymaker's son, George T. Haymaker III, is an executive officer of Coast Aluminum and Architectural ("Coast"), a distributor of aluminum products, including products manufactured by the Company. During 1998 Coast purchased approximately $14 million of products from the Company.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

           Based solely upon a review of the copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no other Form 5s were required, the Company believes that all filing requirements were complied with which were applicable to its officers, directors and greater than 10% beneficial owners.


                                 OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP, the Company's independent public accountants, has completed its audit with respect to the Company's 1998 fiscal year. Representatives of Arthur Andersen LLP plan to attend the Annual Meeting and will be available to answer appropriate questions. Such representatives will also have an opportunity to make a statement at the Annual Meeting, if they so desire.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

           Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting of stockholders, consistent with regulations adopted by the Securities and Exchange Commission (the "Commission"). Proposals submitted for inclusion in the Company's proxy statement and form of proxy for the 2000 annual meeting of stockholders are subject to the requirements of Rule 14a-8 of the proxy rules adopted by the Commission, and must be received by the Company not later than December 31, 1999. Timely submission of a proposal does not necessarily mean that such proposal will be included. If a stockholder intends to present a proposal for consideration at the 2000 annual meeting outside of Rule 14a-8, the Company must receive notice of such proposal on or before March 23, 2000, or such notice will be considered untimely under Rule 14a-4 (c)(1) of the Commission's proxy rules, and the Company's proxies will have discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. Proposals must be sent to the Company's Secretary at 6177 Sunol Boulevard, Pleasanton, California 94566.

OTHER MATTERS

           The cost of mailing and soliciting proxies in connection with the Annual Meeting will be borne by the Company. The Company will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals. Proxies may be solicited by directors, officers and employees of the Company without special remuneration. The Company has retained Corporate Investor Communications, Inc. to assist in the distribution and solicitation of proxies at an estimated cost of approximately $5,000, plus reasonable out-of-pocket expenses. In addition to the use of mails, proxies may be solicited by personal interviews, facsimile or telephone.

                                   By Order of the Board of Directors



                                   JOHN WM. NIEMAND II
                                   Secretary
April 29, 1999
Houston, Texas

===============================================================================


                               TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders
Proxy Statement
           Election of Directors.....................    3
           Other Business............................    3
           The Board of Directors and its
              Committees.............................    3
           Executive Officers and Directors..........    6
           Principal Stockholders....................   11
           Executive Compensation....................   14
           Report of the Compensation
              Committees on Executive
              Compensation...........................   23
           Certain Transactions......................   27
           Compliance with Section 16(a)
              of the Exchange Act....................   28
           Other Matters.............................   28

===============================================================================






                     KAISER ALUMINUM & CHEMICAL CORPORATION




===============================================================================


                         NOTICE OF 1999 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

===============================================================================

















                                   IMPORTANT
                      PLEASE SIGN AND DATE YOUR PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                     APPENDIX A

             DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM
              USWA EMPLOYEE STOCK OWNERSHIP PLAN (USWA STOCK PLAN)
             PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
             Solicited on behalf of the Board of Directors for the
             Annual Meeting of Stockholders to be held June 8, 1999

     The undersigned hereby directs the Trustee of the USWA Stock Plan to vote all the shares (in person or by proxy) allocated to the undersigned's account as of April 16, 1999, at the Annual Meeting of Stockholders to be held on June 8, 1999, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

     THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

                PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY
                IN ENCLOSED ENVELOPE BY THURSDAY, JUNE 3, 1999.
                               (SEE REVERSE SIDE)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

May 7, 1999

To:  Participants in Kaiser Aluminum USWA Employee Stock
     Ownership Plan (USWA Plan)

As a participant in the USWA Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 8, 1999. Each participant is entitled to direct the USWA Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series A) Preference Stock credited to his or her account as of April 16, 1999. Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The item to be voted on at this year's Annual Meeting is the election of Directors. If you wish to instruct the Trustee how to vote on these items, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on June 3, 1999, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement and its 1998 Annual Report on Form 10-K to the Securities and Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern Daylight Time on June 3, 1999. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum USWA
Employee Stock Ownership Plan

Enclosures



same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement and its 1998 Annual Report on Form 10-K to the Securities and Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern Daylight Time on June 3, 1999. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum USWA
Employee Stock Ownership Plan

Enclosures

Please mark your
votes as           [X]
indicated in
this example

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED
BELOW.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods

    To withhold authority to vote for any individual
    nominee(s) while voting for the remainder, write the
    name of the nominee(s) for which authority is withheld
    in the space below:
    -------------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        [ ]                 [ ]


2. In their discretion, the Trustee or its proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:                        , 1999
          ------------------------

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                     APPENDIX B

             DIRECTION BY PARTICIPANT TO TRUSTEE OF KAISER ALUMINUM SALARIED EMPLOYEE STOCK OWNERSHIP PLAN (SALARIED PLAN)
             PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
             Solicited on behalf of the Board of Directors for the
             Annual Meeting of Stockholders to be held June 8, 1999

     The undersigned hereby directs the Trustee of the Salaried Plan to vote all the shares (in person or by proxy) allocated to the undersigned's account as of April 16, 1999, at the Annual Meeting of Stockholders to be held on June 8, 1999, and at any and all adjournments or postponements thereof. The Trustee or its proxy, acting at the meeting, may exercise all powers hereby conferred.

     THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED ON THE REVERSE SIDE. IF THIS CARD IS RETURNED AND NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. THE TRUSTEE WILL KEEP ALL VOTES CONFIDENTIAL AND WILL VOTE SHARES AS TO WHICH NO VOTING INSTRUCTION CARDS ARE RECEIVED IN THE SAME PROPORTIONS AS THE SHARES TO WHICH VOTING INSTRUCTION CARDS ARE RECEIVED ARE VOTED.

                PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY
                IN ENCLOSED ENVELOPE BY THURSDAY, JUNE 3, 1999.
                               (SEE REVERSE SIDE)
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

May 7, 1999

To:  Participants in Kaiser Aluminum Salaried Employee Stock
     Ownership Plan (Salaried Plan)


As a participant in the Salaried Plan, you have an interest in the forthcoming Annual Meeting of Stockholders of Kaiser Aluminum & Chemical Corporation ("Kaiser Aluminum") to be held on June 8, 1999. Each participant is entitled to direct the Salaried Plan Trustee how to vote the shares of Kaiser Aluminum's Cumulative (1985 Series B) Preference Stock credited to his or her account as of April 16, 1999. Shares credited to your account, which you are entitled to vote, are shown on this voting direction card.

The item to be voted on at this year's Annual Meeting is the election of Directors. If you wish to instruct the Trustee how to vote on these items, you may use this card.

If the Trustee does not receive a signed direction card from you before 5:00 p.m. Eastern Daylight Time on June 3, 1999, the Trustee or its proxy will vote the shares in your account in the same manner proportionally as it votes the other shares for which timely voting instructions are received.

For you information, enclosed are Kaiser Aluminum's Notice of Annual Meeting of Stockholders and Proxy Statement, and its 1998 Annual Report on Form 10-K to the Securities and Exchange Commission. Please return your card in the enclosed postage-paid envelope before 5:00 p.m. Eastern Daylight Time on June 3, 1999. Individual voting instructions received by the Trustee will be held in complete confidence.

Your participation in this vote is encouraged.

Frank Russell Trust Company as Trustee of
Kaiser Aluminum Salaried
Employee Stock Ownership Plan

Enclosures

                                                              Please mark
                                                              your votes as [X]
                                                              indicated in
                                                              this example

THE TRUSTEE OR ITS PROXY IS DIRECTED TO VOTE AS INDICATED
BELOW.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods

    To withhold authority to vote for any individual
    nominee(s) while voting for the remainder, write the
    name of the nominee(s) for which authority is withheld
    in the space below:
    -------------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        [ ]                 [ ]

2. In their discretion, the Trustee or its proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:                        , 1999
          ------------------------

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title

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                              FOLD AND DETACH HERE

                                                                     APPENDIX C

             PROXY FOR CUMULATIVE (1985 SERIES B) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
             Solicited on behalf of the Board of Directors for the
             Annual Meeting of Stockholders to be held June 8, 1999

The undersigned hereby appoints E. BRUCE BUTLER, GEORGE T. HAYMAKER, JR., JOHN
T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with the power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series B) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 1999, and at any and all adjournments or postponements thereof.

               PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                              Please mark
                                                              your votes as [X]
                                                              indicated in
                                                              this example

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods

    To withhold authority to vote for any individual
    nominee(s) while voting for the remainder, write the
    name of the nominee(s) for which authority is withheld
    in the space below:
    -------------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        [ ]                 [ ]

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:                        , 1999
          ------------------------

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                     APPENDIX D

             PROXY FOR CUMULATIVE (1985 SERIES A) PREFERENCE STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
             Solicited on behalf of the Board of Directors for the
             Annual Meeting of Stockholders to be held June 8, 1999

The undersigned hereby appoints E. BRUCE BUTLER, GEORGE T. HAYMAKER, JR., JOHN
T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with the power of substitution) to vote, as designated on the reverse side, all shares of Cumulative (1985 Series A) Preference Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 1999, and at any and all adjournments or postponements thereof.

               PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                              Please mark
                                                              your votes as [X]
                                                              indicated in
                                                              this example

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS.


1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods

    To withhold authority to vote for any individual
    nominee(s) while voting for the remainder, write the
    name of the nominee(s) for which authority is withheld
    in the space below:
    -------------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        [ ]                 [ ]

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

    Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:                        , 1999
          ------------------------

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                     APPENDIX E

                             PROXY FOR COMMON STOCK
                     KAISER ALUMINUM & CHEMICAL CORPORATION
             Solicited on behalf of the Board of Directors for the
             Annual Meeting of Stockholders to be held June 8, 1999

The undersigned hereby appoints E. BRUCE BUTLER, GEORGE T. HAYMAKER, JR., JOHN
T. LA DUC, and JOHN WM. NIEMAND II as proxies (each with power to act alone, or jointly, and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 8, 1999, and at any and all adjournments or postponements thereof.

               PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN
                               ENCLOSED ENVELOPE.

                               (SEE REVERSE SIDE)

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                              Please mark
                                                              your votes as [X]
                                                              indicated in
                                                              this example

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED,
THE PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO
THE BOARD OF DIRECTORS.

1.  ELECTION OF DIRECTORS

    NOMINEES:  Robert J. Cruikshank, George T. Haymaker,
    Jr., Charles E. Hurwitz, Ezra G. Levin, Raymond J. Milchovich and James D. Woods

    To withhold authority to vote for any individual
    nominee(s) while voting for the remainder, write the
    name of the nominee(s) for which authority is withheld
    in the space below:
    -------------------------------------------------------------

     FOR ALL             WITHHOLD
     NOMINEES            FROM ALL
     (except as          NOMINEES
     marked to the
     contrary)

        [ ]                 [ ]

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponements thereof, hereby revoking any direction heretofore given by the undersigned.

         Please sign name(s) exactly as printed hereon. If stock is held in the name of more than one person, EACH person should sign. Executors, administrators, trustees, etc. should give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

    Dated:                        , 1999
          ------------------------

    ---------------------------------------
    Signature

    ---------------------------------------
    Signature if held jointly

    ---------------------------------------
    Title




-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE